Prospectus Supplement	February 19, 2021

Putnam International Capital Opportunities Fund
Prospectus dated December 30, 2020

Effective February 26, 2021, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Karan Sodhi, Portfolio Manager, portfolio manager of the fund from 2004 to 2007 and since 2017

Spencer Morgan, Portfolio Manager, portfolio manager of the fund since 2017

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective February 26, 2021, the tenth paragraph under the sub-section The fund’s investment manager in the section Who oversees and manages the fund? is deleted in its entirety and replaced with the following:

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Effective February 26, 2021, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Karan Sodhi	From 2004	Putnam Management	Portfolio Manager
	to 2007 and	2000–2007 and	Previously, Analyst
	since 2017	2010–Present
Spencer Morgan	2017	Putnam Management	Portfolio Manager
		2010–Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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